First Merchants Corporation 2nd QUARTER 2015 Earnings Highlights July 23, 2015 ® Michael C. Rechin Mark K. Hardwick John J. Martin President Executive Vice President Executive Vice President Chief Executive Officer Chief Financial Officer Chief Credit Officer NASDAQ: FRME Filed by First Merchants Corporation pursuant to Rule 425 under the Securities Act of 1933 Subject Company: Ameriana Bancorp Commission Securities Exchange Act File No: 000-18392

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 2 ® This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between First Merchants Corporation (“First Merchants”) and Ameriana Bancorp (“Ameriana Bancorp”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of First Merchants and Ameriana Bancorp will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with First Merchants’ business; and other risks and factors identified in First Merchants’ filings with the Securities and Exchange Commission.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Forward-Looking Statement 3 ® First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, First Merchants’ and Ameriana Bancorp’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not. ADDITIONAL INFORMATION Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed Merger will be submitted to Ameriana Bancorp’s shareholders for their consideration. In connection with the proposed Merger, First Merchants will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement for Ameriana Bancorp and a Prospectus of First Merchants, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT-PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. Once filed, you may obtain a free copy of the Proxy Statement- Prospectus, when it becomes available, as well as other filings containing information about First Merchants and Ameriana Bancorp, at the SEC’s website (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing First Merchants’ website (http://www.firstmerchants.com) under the tab “Investors,” then under the heading “Financial Information,” and finally under the link “SEC Filings,” or by accessing Ameriana Bancorp’s website (http://www.ameriana.com) under the “Investor Relations” tab, then under the link “Documents”. Ameriana Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Ameriana Bancorp in connection with the proposed Merger. Information about the directors and executive officers of First Merchants is set forth in the proxy statement for First Merchants’ 2015 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2015. Information about the directors and executive officers of Ameriana Bancorp is set forth in the proxy statement for Ameriana Bancorp’s 2015 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 17, 2015. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement-Prospectus regarding the proposed Merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 4 ® 2nd Quarter 2015 Highlights 2nd Quarter Highlights • Earnings Per Share of $ .47, a 15% Increase over 2Q2014 • $18 Million of Net Income, a 19% Increase over 2Q2014 • 1.19% Return on Average Assets • 9.63% Return on Average Stockholders Equity Additional Items of Note • Completed the Acquisition of Cooper State Bank • Sale of First Merchants Insurance Group Generated a Gain of $8.3 Million • Signed Definitive Agreement to Acquire Ameriana Bancorp • Maintained a Strong Net Interest Margin of 3.81% • 15.4% Decrease in Non-Performing Loans During the Quarter

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 5 ® Mark K. Hardwick Executive Vice President and Chief Financial Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. ® www.firstmerchants.com 6 Total Assets 2013 2014 Q1-’15 Q2-’15 1. Investments $1,096 $1,181 $1,189 $1,213 2. Loans Held for Sale 5 7 6 8 3. Loans 3,633 3,925 3,966 4,238 4. Allowance (68) (64) (63) (63) 5. CD&I & Goodwill 203 219 218 220 6. BOLI 165 169 170 171 7. Other 403 387 392 353 8. Total Assets $5,437 $5,824 $5,878 $6,140 ($ in Millions)

Commercial & Industrial 23.2% Commercial Real Estate Owner- Occupied 12.8% Commercial Real Estate Non-Owner Occupied 23.9% Construction, Land & Land Development 6.0% Agricultural Land 3.5% Agricultural Production 2.2% Other Commercial 3.4% Residential Mortgage 16.4% Home Equity 7.1% Other Consumer 1.5% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 7 Loan and Yield Detail (as of 6/30/2015) ® QTD Yield = 4.46% YTD Yield = 4.47% Total Loans = $4.2 Billion

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 8 ® Investment Portfolio (as of 6/30/2015) • $1.2 Billion • Modified duration of 4.6 years • Tax equivalent yield of 3.93% • Net unrealized gain of $28.1 Million Mortgage- Backed Securities 30% Collateralized Mortgage Obligations 26% Corporate Obligations 3% Tax-Exempt Municipals 41%

® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 9 Total Liabilities and Capital 2013 2014 Q1-’15 Q2-’15 1. Customer Non-Maturity Deposits $3,276 $3,523 $3,518 $3,651 2. Customer Time Deposits 868 784 800 812 3. Brokered Deposits 87 334 330 327 4. Borrowings 401 290 305 431 5. Other Liabilities 48 44 63 47 6. Hybrid Capital 122 122 122 122 7. Common Equity 635 727 740 750 8. Total Liabilities and Capital $5,437 $5,824 $5,878 $6,140 9. Tangible Book Value Per Share $12.17 $13.65 $13.96 $14.15 Percentage Change From Year-End 12.2% 3.7% ($ in Millions)

Demand Deposits 46% Savings Deposits 30% Certificates & Time Deposits of >$100,000 6% Certificates & Time Deposits of <$100,000 11% Brokered Deposits 7% THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 10 ® Deposits and Cost of Funds Detail (as of 06/30/2015) QTD Cost = .40% YTD Cost = .40% Total = $4.8 Billion

Total Risk-Based Capital Ratio (Target = 14.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity/Tangible Assets (TCE) (Target = 8.00%) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 11 ® 10.13% 10.42% 10.37% 10.86% 11.00% 11.16% 11.40% 11.37% 11.22% 7.74% 7.97% 8.34% 8.65% 8.74% 9.05% 9.16% 9.31% 9.03% 15.69% 14.96% 14.54% 15.04% 15.11% 15.21% 15.34% 15.12% 14.92% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Capital Ratios (Target) (Target) (Target)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Net Interest Margin ® Q2 - '13 Q3 - '13 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Net Interest Income - FTE ($millions) $ 38.1 $ 38.6 $ 42.8 $ 47.8 $ 48.1 $ 49.9 $ 49.2 $ 49.2 $ 51.7 Fair Value Accretion $ 0.4 $ 0.4 $ 0.6 $ 1.8 $ 2.2 $ 3.5 $ 1.4 $ 2.2 $ 2.2 Tax Equivalent Yield on Earning Assets 4.29% 4.35% 4.30% 4.40% 4.33% 4.41% 4.26% 4.24% 4.26% Cost of Supporting Liabilities 0.41% 0.38% 0.41% 0.43% 0.44% 0.43% 0.46% 0.46% 0.45% Net Interest Margin 3.88% 3.97% 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.88% 3.97% 3.89% 3.97% 3.89% 3.98% 3.80% 3.78% 3.81% 3.84% 3.93% 3.83% 3.83% 3.71% 3.71% 3.69% 3.61% 3.65% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% $37 $39 $41 $43 $45 $47 $49 $51 Q2 - '13 Q3 - '13 Q4 - '13 Q1 - '14 Q2 - '14 Q3 - '14 Q4 - '14 Q1 - '15 Q2 - '15 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted for Fair Value Accretion 12

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 13 ® Non-Interest Income 1Adjusted for Bond Gains & Losses and Gain on Sale of Insurance Subsidiary 2013 2014 Q1-’15 Q2-’15 1. Service Charges on Deposit Accounts $12.4 $15.7 $ 3.5 $ 4.1 2. Trust Fees 8.6 9.0 2.5 2.3 3. Insurance Commission Income 7.1 7.4 2.3 1.8 4. Electronic Card Fees 7.5 9.7 2.5 3.0 5. Cash Surrender Value of Life Ins 2.6 3.7 0.7 0.6 6. Gains on Sales Mortgage Loans 7.5 4.9 1.5 1.8 7. Securities Gains/Losses 0.5 3.6 1.0 (0.1) 8. Gain on Sale of Insurance Subsidiary 8.3 9. OREO Gains/Rental Income 4.1 4.6 0.8 0.5 10. Other 5.7 7.8 1.4 2.3 11. Total $56.0 $66.4 $16.2 $24.6 12. Adjusted Non-Interest Income1 $55.5 $62.8 $15.2 $16.4 ($ in Millions)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 14 ® Non-Interest Expense 2013 2014 Q1-’15 Q2-’15 1. Salary & Benefits $ 85.4 $ 96.5 $ 24.5 $26.4 2. Premises & Equipment 18.0 23.2 6.4 6.3 3. Core Deposit Intangible 1.6 2.4 0.7 0.7 4. Professional & Other Outside Services 8.3 8.1 1.5 3.1 5. OREO/Credit-Related Expense 6.7 8.0 1.2 1.4 6. FDIC Expense 2.9 3.7 0.9 0.9 7. Outside Data Processing 5.6 7.3 1.7 1.8 8. Marketing 2.2 3.5 0.8 1.0 9. Other 12.5 15.8 3.5 4.8 10. Non-Interest Expense $143.2 $168.5 $ 41.2 $46.4 ($ in Millions)

Core + FMIG + Community + Cooper + Non-Recurring* Q2 Total Core FMIG Community Bank Cooper State Bank Other Non-Recurring $42.0 + $2.3 + $0.8 + $1.1 + $0.2 $46.4 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 15 ® Non-Interest Expense – Core vs. Non-Recurring *Other Non-Recurring expenses include: •On-line Banking Fixed Asset Write-Off •Acquisition Expense •Branch Write-downs ($ In Millions)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 16 ® 2013 2014 Q1-’15 Q2-’15 1. Net Interest Income $154.3 $187.0 $ 47.0 $ 49.0 2. Provision for Loan Losses (6.6) (2.6) (0.4) 3. Net Interest Income after Provision 147.7 184.4 47.0 48.6 4. Non-Interest Income 56.0 66.4 16.2 24.6 5. Non-Interest Expense (143.2) (168.5) (41.2) (46.4) 6. Income before Income Taxes 60.5 82.3 22.0 26.8 7. Income Tax Expense (15.9) (22.1) (5.8) (8.8) 8. Preferred Stock Dividend (2.4) 9. Net Income Avail. for Distribution $ 42.2 $ 60.2 $16.2 $18.0 10. EPS $ 1.41 $ 1.65 $0.43 $0.47 Earnings – – – – ($ in Millions)

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 17 ® 2014 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 $ .41 $ .45 $ .41 $ 1.65 2. FV Accretion EPS Impact $ .03 $ .04 $ .06 $ .03 $ .16 2015 Q1 Q2 Q3 Q4 Total 1. Reported $ .43 $ .47 – – $ .90 2. FV Accretion EPS Impact $ .04 $ .04 – – $ .08 Earnings Per Share

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 18 ® John J. Martin Executive Vice President and Chief Credit Officer

($ in Millions) 2013 2014 Q1-'15 Q2-'15186.1 186.1 1. Commercial & Industrial 761.7$ 896.7$ 938.9$ 984.2$ 45.3$ 4.8% 2. Construction, Land and Land Development 177.1 207.3 237.0 256.1 19.1 8.1% 3. CRE Non-Owner Occupied 963.4 975.7 960.2 1,014.0 53.8 5.6% 4. CRE Owner Occupied 501.1 534.7 537.2 541.7 4.5 0.8% 5. Agricultural Production 114.3 104.9 95.7 93.7 (2.0) (2.1%) 6. Agricultural Land 147.3 162.3 149.0 149.9 0.9 0.6% 7. Residential Mortgage 616.4 647.3 640.5 689.6 49.1 7.7% 8. Home Equity 255.2 286.5 286.9 302.4 15.5 5.4% 9. Other Commercial 26.1 36.1 49.9 143.8 93.9 188.2% 10. Other Consumer 69.8 73.4 70.2 62.8 (7.4) (10.5%) 11. Loans 3,632.4$ 3,924.9$ 3,965.5$ 4,238.2$ 272.7$ 6.9% Linked Quarter Change THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 19 Loan Portfolio Trends ®

($ in Millions) 2013 2014 Q1-'15 Q2-'15 1. Non-Accrual Loans 56.4$ 48.8$ 44.3$ 37.7$ (6.6)$ (14.9%) 2. Other Real Estate 22.2 19.3 19.1 19.3 0.2 1.0% 3. Renegotiated Loans 3.0 2.0 1.3 0.9 (0.4) (30.8%) 4. 90+ Days Delinquent Loans 1.4 4.6 1.7 0.6 (1.1) (64.7%) 5. Total NPA's & 90+ Days Delinquent 83.0$ 74.7$ 66.4$ 58.5$ (7.9)$ (11.9%) 6. Total NPA's & 90+ Days/Total Loans & ORE 2.3% 1.9% 1.7% 1.4% 7. Classified Assets 191.9$ 191.8$ 166.4$ 166.0$ (0.4)$ (0.2%) 8. Criticized Assets (includes Classified) 263.5$ 253.6$ 249.1$ 238.4$ (10.7)$ (4.3%) Change Linked Quarter THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 20 Asset Quality Summary ®

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 21 ® Non-Performing Asset Reconciliation ($ in Millions) Q2-'14 Q3-'14 Q4-'14 Q1-'15 Q2-'15 1. Beginning Balance NPA's & 90+ Days Delinquent 78.9$ 72.4$ 65.6$ 74.7$ 66.4$ Non-Accrual 2. Add: New Non-Accruals 8.3 18.3 11.1 7.8 4.4 3. Less: To Accrual/Payoff/Renegotiated (8.5) (11.3) (5.7) (8.0) (6.9) 4. Less: To OREO (1.8) (1.1) (0.7) (2.1) (2.0) 5. Less: Charge-offs (2.4) (8.1) (5.0) (2.2) (2.1) 6. Increase / (Decrease): Non-Accrual Loans (4.4) (2.2) (0.3) (4.5) (6.6) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 1.8 1.1 7.4 2.1 2.0 8. Less: ORE Sold (2.7) (3.7) (2.3) (2.1) (1.1) 9. Less: ORE Losses (write-downs) (1.6) (1.5) (0.3) (0.2) (0.7) 10. Increase / (Decrease): ORE (2.5) (4.1) 4.8 (0.2) 0.2 11. Increase / (Decrease): 90+ Days Delinquent (0.6) (0.3) 3.8 (2.9) (1.1) 12. Increase / (Decrease): Restructured Loans 1.0 (0.2) 0.8 (0.7) (0.4) 13. Total NPA's & 90+ Days Delinquent Change (6.5) (6.8) 9.1 (8.3) (7.9) 14. Ending Balance NPA's & 90+ Days Delinquent 72.4$ 65.6$ 74.7$ 66.4$ 58.5$

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 22 ® ALLL and Fair Value Summary 29.8% 14.6% 55.6% ($ in Millions) Q2-'14 Q3-'14 Q4-'14 Q1-'15 Q2-'15 1. Allowance for Loan Losses (ALLL) 68.4$ 65.6$ 64.0$ 62.8$ 62.6$ 2. Fair Value Adjustment (FVA) 43.9 35.5 43.2 40.6 40.7 3. Total ALLL plus FVA 112.3 101.1 107.2 103.4 103.3 4. Specific Reserves 1.7 3.4 2.8 4.6 3.1 5. Purchased Loans plus FVA 638.0 596.3 701.7 655.4 727.8 6. ALLL/Non-Accrual Loans 133.3% 133.6% 131.1% 141.7% 165.9% 7. ALLL/Non-purchased Loans 2.18% 2.04% 1.95% 1.87% 1.76% 8. ALLL/Loans 1.83% 1.74% 1.63% 1.58% 1.47% 9. ALLL & FVA/Total Loan Balances plus FVA 1 2.98% 2.65% 2.70% 2.58% 2.41% 1 Management uses this Non-GAAP measure to demonstrate coverage and credit risk

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 23 ® Portfolio Perspective • Deep Ameriana Bank due diligence which covered 80% of the commercial portfolio resulting in an estimated $11.3 million credit mark. • Granular Ameriana Bank loan portfolio that should be easy to assimilate. • Early credit process and administration training for Cooper State Bank staff underway. • Quarterly portfolio organic growth and continuing improvement in overall asset quality.

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 24 ® Michael C. Rechin President and Chief Executive Officer

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 25 ® Ameriana Bank Acquisition Overview Deal Value $68.8 Million Consideration 100% Stock, .9037 Fixed Exchange Ratio Required Approvals Regulatory and Ameriana Bancorp Shareholders Key Assumptions Cost Savings Estimated to be 57%, or $9.8 Million Pre-Closing After Tax Charges of $7.0 Million Estimated One-Time Transaction Costs of $1.0 Million Credit and OREO Mark of Approximately $11.3 Million Additive TruPS Interest Rate Mark of Approximately $2.6 Million Capital Impact: Accretive to EPS Beginning in 1st Full Year Tangible Book Value Earn Back Within Four Years Minimal Impact to Capital Ratios Anticipated Closing: 4th Quarter 2015

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 26 ® Ameriana Bank Summary  Headquartered in New Castle, Indiana  Founded in 1890  Operates 13 Banking Centers  Balance Sheet as of March 31, 2015  $483 Million in Assets  $325 Million in Loans  $391 Million in Deposits  Income Statement for Quarter End March 31, 2015  Net Income of $502,000  Net Interest Margin of 3.40% ASBI FRME

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 27 ® Ameriana Bank Transaction Rationale Strategic Opportunity Attractive Risk Profile  Full Due Diligence Process Completed  Midwestern Cultural Fit  FMC Experienced Acquirer, Core Competency in Integration Processes Proforma First Merchants  Assets $6.6 Billion, Loans $4.6 Billion, Deposits $5.2 Billion  41 Indianapolis MSA Banking Centers  Entrance into new Communities; Greenfield, New Palestine, New Castle, Knightstown, Morristown  Attractive Core Deposit Funding  Market Expansion  Adds 6 Full-Service Deposit Gathering Banking Centers that expand or contiguously extend our market presence • Henry, Hamilton, Shelby, Madison, Hendricks Counties Expansion • Hancock County Extension  Market Opportunity  Nice addition to the our Hamilton County Market presence  One of the fastest growing markets in America

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 28 ® FMC Strategy and Tactics Overview Focus on our Customer and Performance • Completed mobile and online banking upgrade in 3rd Quarter 2015 • Achieve organic growth throughout the franchise • Develop and retain outstanding talent for market share growth Realize Acquisition Synergies and Improve Efficiency • Fully integrate the Community Bank of Noblesville and Cooper State Bank acquisitions • Leverage our expanded platform and sell more deeply into acquired clients • Continue branch rationalization

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 29 Contact Information ® First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com 30 ® Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands)

	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	539,293	513,469	634,923	652,111	670,596	684,553	726,827	739,658	749,955
Adjust for Accumulated Other Comprehensive (Income) Loss	15,179	16,198	6,410	1,016	(4,210)	(4,150)	1,630	1,915	6,490
Less: Preferred Stock								(125)	(125)
Add: Qualifying Capital Securities	55,000	55,000	55,000	55,000	55,000	55,000	55,000	56,827	56,827
Less: Tier 1 Capital Deductions								(4,381)	(2,371)
Less: Disallowed Goodwill and Intangible Assets	(148,759)	(148,376)	(202,767)	(202,175)	(201,583)	(200,992)	(218,755)	(205,818)	(208,980)
Less: Disallowed Servicing Assets	(110)	(105)	(186)	(177)	(171)	(166)	(167)	(1,786)	(1,581)
Less: Disallowed Deferred Tax Assets			(10,194)	(4,677)	(1,357)				
Total Tier 1 Capital (Regulatory)	$ 460,603	$ 436,186	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215
Qualifying Subordinated Debentures	20,000	20,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	42,007	41,936	51,780	51,556	52,809	53,803	55,972	58,688	60,865
Total Risk-Based Capital (Regulatory)	$ 522,610	$ 498,122	$ 599,966	$ 617,654	$ 636,084	$ 653,048	$ 685,507	$ 709,978	$ 726,080
Net Risk-Weighted Assets (Regulatory)	$ 3,331,374	$ 3,330,623	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157
Total Risk-Based Capital Ratio (Regulatory)	**15.69%**	**14.96%**	**14.54%**	**15.04%**	**15.11%**	**15.21%**	**15.34%**	**15.12%**	**14.92%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 460,603	$ 436,186	$ 483,186	$ 501,098	$ 518,275	$ 534,245	$ 564,535	$ 586,290	$ 600,215
Less: Qualified Capital Securities	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)	(56,702)	(56,702)
Add: Additional Tier 1 Capital Deductions								4,381	2,371
Less: Preferred Stock	(68,212)	(34,168)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Common Equity Tier 1 Capital (Regulatory)	$ 337,391	$ 347,018	$ 428,061	$ 445,973	$ 463,150	$ 479,120	$ 509,410	$ 533,844	$ 545,759
Net Risk-Weighted Assets (Regulatory)	$ 3,331,374	$ 3,330,623	$ 4,126,337	$ 4,106,423	$ 4,209,145	$ 4,292,495	$ 4,469,765	$ 4,695,073	$ 4,865,157
Common Equity Tier 1 Capital Ratio (Regulatory)	**10.13%**	**10.42%**	**10.37%**	**10.86%**	**11.00%**	**11.16%**	**11.40%**	**11.37%**	**11.22%**

[a] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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www.firstmerchants.com

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

Appendix – Non-GAAP Reconciliation

TANGIBLE EQUITY AND TANGIBLE RATIOS (dollars in thousands)

Tangible Common Equity/Tangible Assets (non-GAAP)	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15
Total Stockholders' Equity (GAAP)	$ 539,293	$ 513,469	$ 634,923	$ 652,111	$ 670,596	$ 684,553	$ 726,827	$ 739,658	$ 749,955
Less: Preferred Stock	(68,212)	(34,168)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets, net of tax	(146,467)	(145,984)	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)
Tangible Common Equity (non-GAAP)	$ 324,614	$ 333,317	$ 437,004	$ 454,693	$ 473,690	$ 488,113	$ 514,033	$ 527,349	$ 535,253
Total Assets (GAAP)	$ 4,338,264	$ 4,325,911	$ 5,437,262	$ 5,452,936	$ 5,615,120	$ 5,591,383	$ 5,824,127	$ 5,877,521	$ 6,140,308
Less: Intangibles, net of tax	(146,467)	(145,984)	(197,794)	(197,293)	(196,781)	(196,315)	(212,669)	(212,184)	(214,577)
Tangible Assets (non-GAAP)	$ 4,191,797	$ 4,179,927	$ 5,239,468	$ 5,255,643	$ 5,418,339	$ 5,395,068	$ 5,611,458	$ 5,665,337	$ 5,925,731
Tangible Common Equity/Tangible Assets (non-GAAP)	**7.74%**	**7.97%**	**8.34%**	**8.65%**	**8.74%**	**9.05%**	**9.16%**	**9.31%**	**9.03%**
Shares Outstanding	28,801,848	28,825,465	35,921,761	36,014,083	36,052,209	36,074,246	37,669,948	37,781,488	37,824,649
Tangible Common Book Value per Share (non-GAAP)	**$ 11.27**	**$ 11.56**	**$ 12.17**	**$ 12.63**	**$ 13.14**	**$ 13.53**	**$ 13.65**	**$ 13.96**	**$ 14.15**

ALLOWANCE RATIOS (dollars in thousands)

Allowance as a Percentage of Non-Purchased Loans	2Q14	3Q14	4Q14	1Q15	2Q15
Loans Held for Sale (GAAP)	$ 7,370	$ 6,423	$ 7,235	$ 6,392	$ 8,295
Loans (GAAP)	3,722,733	3,772,467	3,924,865	3,965,532	4,238,205
Total Loans	3,730,103	3,778,890	3,932,100	3,971,924	4,246,500
Less: Purchased Loans	(593,996)	(560,806)	(658,471)	(614,843)	(687,096)
Non-Purchased Loans (non-GAAP)	$ 3,136,107	$ 3,218,084	$ 3,273,629	$ 3,357,081	$ 3,559,404
Allowance for Loan Losses	$ 68,367	$ 65,596	$ 63,964	$ 62,801	$ 62,550
Allowance as a Percentage of Non-Purchased Loans	**2.18%**	**2.04%**	**1.95%**	**1.87%**	**1.76%**

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